UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) was 4.6%, compared with a total return of 6.9% for the Standard & Poor’s (“S&P”) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 3.1%. The Fund’s NAV per share was $11.79, while the price of the publicly traded shares closed at $10.25 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	4.55%	18.74%	17.95%	11.11%
Investment Total Return (c)	3.14	15.69	17.62	8.66
S&P 500 Health Care Index	6.89	23.75	20.29	10.89
S&P 500 Index	1.38	15.13	12.57	5.93
S&P 500 Consumer Staples Index	6.60	15.96	14.51	10.70
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	6.75	19.86	17.40	10.80
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. The Blended Index consists of a 50% blend of each of the S&P 500 Health Care Index and S&P 500 Consumer Staples Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2015:

The Gabelli Healthcare & WellnessRx Trust

Food	19.1%
Health Care Providers and Services	15.5%
Pharmaceuticals	15.5%
Health Care Equipment and Supplies	12.1%
U.S. Treasury Bills	8.1%
Beverages	8.0%
Food and Staples Retailing	7.1%
Biotechnology	5.4%
Household and Personal Products	4.7%

Electronics	1.7%
Specialty Chemicals	1.5%
Real Estate Investment Trusts	1.2%
Hotels and Gaming	0.1%
Health Care	0.0%*

100.0%

______________

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 91.9%
	Beverages — 8.0%
35,000	Campbell Soup Co.	$1,387,115	$1,839,250
46,000	Danone SA	2,706,904	3,113,425
45,000	Dr Pepper Snapple Group Inc.	1,287,601	4,194,000
26,000	ITO EN Ltd.	400,457	674,903
30,000	Keurig Green Mountain Inc.	2,693,442	2,699,400
29,000	Massimo Zanetti Beverage Group SpA†	367,853	299,559
35,000	Morinaga Milk Industry Co. Ltd.	121,875	160,739
330,000	Parmalat SpA	900,527	857,124
35,000	PepsiCo Inc.	2,326,366	3,497,200
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,327,842
60,000	The Coca-Cola Co.	1,730,696	2,577,600
50,000	The WhiteWave Foods Co.†	900,547	1,945,500
424,000	Vitasoy International Holdings Ltd.	253,570	869,878

		16,078,228	24,056,420

	Biotechnology — 5.4%
7,500	Agilent Technologies Inc.	306,136	313,575
1,000	Alexion Pharmaceuticals Inc.†	186,952	190,788
25,000	Amgen Inc.	2,350,737	4,058,250
89,847	BioTelemetry Inc.†	1,066,479	1,049,413
4,000	Illumina Inc.†	212,969	767,780
135,000	MedAssets Inc.†	4,145,337	4,176,900
75,000	Myriad Genetics Inc.†	2,487,806	3,237,000
275,000	NeoGenomics Inc.†	1,265,000	2,164,250
10,000	Tetraphase Pharmaceuticals Inc.†	113,112	100,300
1,600	Waters Corp.†	197,843	215,328

		12,332,371	16,273,584

	Electronics — 1.7%
35,000	Thermo Fisher Scientific Inc.	4,206,605	4,964,750

	Food — 19.1%
124,000	Boulder Brands Inc.†	1,157,543	1,361,520
15,000	Calavo Growers Inc.	498,575	735,000
60,000	China Mengniu Dairy Co. Ltd.	134,296	97,857
2,000	Chr. Hansen Holding A/S	89,836	125,728
115,000	ConAgra Foods Inc.	3,764,204	4,848,400
25,000	Dean Foods Co.	349,560	428,750
67,500	Flowers Foods Inc.	657,458	1,450,575
81,500	General Mills Inc.	3,010,189	4,699,290
80,000	Inventure Foods Inc.†	362,437	568,000
5,400	John B Sanfilippo & Son Inc.	201,924	291,762
67,500	Kellogg Co.	3,770,078	4,878,225
35,000	Kerry Group plc, Cl. A	1,331,659	2,922,721
150,000	Kikkoman Corp.	1,768,541	5,272,682
66,000	Lifeway Foods Inc.†	687,862	732,600
23,000	Maple Leaf Foods Inc.	410,536	394,941
16,000	MEIJI Holdings Co. Ltd.	334,973	1,337,826

Shares		Cost	Market Value

115,000	Mondelēz International Inc., Cl. A	$3,051,318	$5,156,600
53,000	Nestlé SA	2,945,832	3,944,838
50,000	Post Holdings Inc.†	1,631,275	3,085,000
50,000	Snyder’s-Lance Inc.	992,296	1,715,000
30,000	The Kraft Heinz Co.	1,884,620	2,182,800
12,000	The Hain Celestial Group Inc.†	128,931	484,680
27,000	The J.M. Smucker Co.	1,624,067	3,330,180
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	156,980
10,000	TreeHouse Foods Inc.†	822,804	784,600
75,000	Unilever plc, ADR	2,456,358	3,234,000
65,000	Yakult Honsha Co. Ltd.	1,908,326	3,223,096

		36,152,106	57,443,651

	Food and Staples Retailing — 7.1%
30,000	CST Brands Inc.	1,012,341	1,174,200
92,000	CVS Health Corp.	4,078,478	8,994,840
5,000	GNC Holdings Inc., Cl. A	152,810	155,100
30,000	Ingles Markets Inc., Cl. A	454,430	1,322,400
80,000	The Kroger Co.	852,218	3,346,400
88,000	United Natural Foods Inc.†	3,677,765	3,463,680
2,000	Vitamin Shoppe, Inc.†	73,454	65,400
10,000	Walgreens Boots Alliance Inc.	626,338	851,550
53,000	Whole Foods Market Inc.	795,323	1,775,500

		11,723,157	21,149,070

	Health Care Equipment and Supplies — 12.1%
40,000	Baxter International Inc.	1,523,984	1,526,000
35,001	Becton, Dickinson and Co.	4,525,208	5,393,256
45,000	Boston Scientific Corp.†	297,467	829,800
10,000	Cardiovascular Systems Inc.†	138,715	151,200
75,148	CareDx Inc.†	751,480	480,947
18,000	Cutera Inc.†.	138,709	230,220
30,000	Exactech Inc.†	581,251	544,500
45,000	Gerresheimer AG	2,173,614	3,530,380
3,000	Globus Medical Inc., Cl. A†	78,727	83,460
17,300	Greatbatch Inc.†	727,831	908,250
9,400	Henry Schein Inc.†	418,608	1,486,986
8,300	ICU Medical Inc.†	452,050	936,074
25,750	InfuSystems Holdings Inc.†	74,817	78,538
50,000	Lantheus Holdings Inc.†	169,685	169,000
57,580	Medtronic plc	4,309,957	4,429,054
52,796	Mindray Medical International Ltd., ADR	1,418,733	1,431,828
11,000	NuVasive Inc.†	391,358	595,210
45,574	Orthofix International NV†	1,353,067	1,786,957
9,500	Patterson Companies Inc.	455,709	429,495
5,000	Smith & Nephew plc, ADR	168,590	178,000
25,313	Sparton Corp.†	654,506	506,007
50,000	St. Jude Medical Inc.	2,863,224	3,088,500
25,000	Stryker Corp.	1,379,039	2,323,500
76,424	SurModics Inc.†	1,654,928	1,549,114
20,000	The Cooper Companies Inc.	2,073,197	2,684,000

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
8,757	VWR Corp.†	$183,897	$247,911
5,900	Zimmer Biomet Holdings Inc.	598,127	605,281

		29,556,478	36,203,468

	Health Care Providers and Services — 15.5%
523,301	AdCare Health Systems Inc.	2,058,252	1,303,020
30,000	Aetna Inc.	1,622,696	3,243,600
152,000	Alere Inc.†	5,162,026	5,941,680
25,000	AmerisourceBergen Corp.	885,962	2,592,750
20,000	Anthem Inc.	2,328,624	2,788,800
35,000	Cigna Corp.	1,850,097	5,121,550
55,000	DaVita HealthCare Partners Inc.†	3,146,020	3,834,050
70,000	HCA Holdings Inc.†	2,858,004	4,734,100
20,000	Humana Inc.	2,670,019	3,570,200
60,000	iKang Healthcare Group Inc., ADR†	1,001,395	1,226,400
50,000	Kindred Healthcare Inc.	640,152	595,500
15,000	Laboratory Corp. of America Holdings†	1,770,352	1,854,649
15,000	McKesson Corp.	1,044,224	2,958,450
25,000	Rhoen Klinikum AG	737,500	752,035
45,000	Team Health Holdings Inc.†	1,962,217	1,975,050
5,000	Tenet Healthcare Corp.†	141,619	151,500
34,000	UnitedHealth Group Inc.	2,939,781	3,999,760

		32,818,940	46,643,094

	Hotels and Gaming — 0.1%
8,221	Ryman Hospitality Properties Inc.	202,956	424,532

	Household and Personal Products — 4.7%
21,000	Avon Products Inc.	207,661	85,050
22,000	Church & Dwight Co. Inc.	1,374,290	1,867,360
30,000	Colgate-Palmolive Co.	1,859,734	1,998,600
120,000	Coty Inc., Cl. A	1,930,996	3,075,600
43,000	Edgewell Personal Care Co.	3,629,387	3,369,910
30,000	Energizer Holdings Inc.	982,875	1,021,800
25,000	Sally Beauty Holdings Inc.†	673,597	697,250
12,000	The Estee Lauder Companies Inc., Cl. A	804,724	1,056,720
13,000	The Procter & Gamble Co.	1,000,591	1,032,330

		12,463,855	14,204,620

	Pharmaceuticals — 15.5%
30,000	Abbott Laboratories	767,033	1,347,300
13,000	Achaogen Inc.†	154,820	74,620
95,000	Akorn Inc.†	2,748,334	3,544,450
26,201	Allergan plc†	4,091,145	8,187,806
90,000	Baxalta Inc.	2,978,187	3,512,700
45,000	BioScrip Inc.†	195,483	78,750
42,000	Bristol-Myers Squibb Co.	1,365,258	2,889,180
12,000	Cempra Inc.†	121,553	373,560
120,000	Dyax Corp.†	4,159,200	4,514,400

Shares		Cost	Market Value

30,000	Gilead Sciences Inc.	$3,043,314	$3,035,700
64,000	Johnson & Johnson	4,656,935	6,574,080
55,000	Juniper Pharmaceuticals Inc.†	385,546	566,500
370,185	Liberator Medical Holdings Inc.	1,171,233	1,236,418
50,000	Merck & Co. Inc.	1,719,422	2,641,000
15,000	Mylan NV†	870,000	811,050
1,000	Ophthotech Corp.†	40,375	78,530
50,000	OPKO Health Inc.†	516,915	502,500
68,000	Pfizer Inc.	1,476,614	2,195,040
12,000	Roche Holding AG, ADR	250,094	413,640
800	Shire plc, ADR	140,853	164,000
35,000	Teva Pharmaceutical Industries Ltd., ADR	2,139,692	2,297,400
30,000	Zoetis Inc.	1,313,659	1,437,600

		34,305,665	46,476,224

	Real Estate Investment Trusts — 1.2%
150,000	BioMed Realty Trust Inc.	3,505,656	3,553,500

	Specialty Chemicals — 1.5%
38,000	International Flavors & Fragrances Inc.	3,711,013	4,546,320

	TOTAL COMMON STOCKS	197,057,030	275,939,233

	PREFERRED STOCKS — 0.0%
	Pharmaceuticals — 0.0%
146	BioScrip Inc., Zero Coupon†	13,852	8,273

	RIGHTS — 0.0%
	Health Care — 0.0%
40,000	American Medical Alert Corp.†	0	400
40,000	Durata Therapeutics Inc., CVR†	0	6,400
10,000	Prosensa Holding, CVR†	9,877	9,900
130,000	Trius Therapeutics, CVR†	0	16,900

	TOTAL RIGHTS	9,877	33,600

	WARRANTS — 0.0%
	Pharmaceuticals — 0.0%
420	BioScrip Inc., Cl. A, expire 07/27/25†	384	226
420	BioScrip Inc., Cl. B, expire 07/27/25†	364	223

	TOTAL WARRANTS	748	449

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 8.1%
$24,305,000	U.S. Treasury Bills,
	0.000% to 0.260%††, 01/07/16 to 06/16/16	24,275,000	24,280,823

TOTAL INVESTMENTS — 100.0%		$221,356,507	300,262,378

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — December 31, 2015

Market Value

Other Assets and Liabilities (Net)	$(1,164,985)

PREFERRED STOCK
(2,600,000 preferred shares outstanding)	(65,000,000)

NET ASSETS — COMMON STOCK
(19,848,104 common shares outstanding)	$234,097,393

NET ASSET VALUE PER COMMON SHARE
($234,097,393 ÷ 19,848,104 shares outstanding)	$11.79

Geographic Diversification	% of Total Investments	Market Value

North America	82.4%	$247,434,631
Europe	11.7	35,260,760
Japan	4.0	11,997,088
Latin America	1.6	4,700,021
Asia/Pacific	0.3	869,878

Total Investments	100.0%	$300,262,378

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $221,356,507)	$300,262,378
Receivable for investments sold	1,624,534
Dividends receivable	342,323
Deferred offering expense	38,114
Prepaid expenses	4,779

Total Assets	302,272,128

Liabilities:
Payable to custodian	8,625
Distributions payable	42,047
Payable for investments purchased	2,637,056
Payable for investment advisory fees	252,988
Payable for payroll expenses	69,340
Payable for accounting fees	7,500
Payable for legal and audit fees	48,716
Other accrued expenses	108,463

Total Liabilities	3,174,735

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000
Series B Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 1,400,000 shares authorized, issued, and outstanding)	35,000,000

Total Preferred Shares	65,000,000

Net Assets Attributable to Common Shareholders	$234,097,393

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$156,337,450
Accumulated net investment loss	(42,047)
Distributions in excess of net realized gains on investments and foreign currency transactions	(1,094,730)
Net unrealized appreciation on investments	78,905,871
Net unrealized depreciation on foreign currency translations	(9,151)

Net Assets	$234,097,393

Net Asset Value per Common Share:
($234,097,393 ÷ 19,848,104 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.79

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $63,257)	$3,338,190
Interest	24,085

Total Investment Income	3,362,275

Expenses:
Investment advisory fees	3,089,531
Shareholder communications expenses	189,378
Payroll expenses	180,243
Shareholder services fees	94,771
Legal and audit fees	88,778
Trustees’ fees	60,500
Accounting fees	45,000
Custodian fees	27,338
Dividend expense on securities sold short	1,165
Miscellaneous expenses	138,369

Total Expenses	3,915,073

Less:
Expenses paid indirectly by broker (See Note 3)	(3,930)

Net Expenses	3,911,143

Net Investment Loss	(548,868)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	13,471,966
Net realized gain on securities sold short	76,821
Net realized loss on foreign currency transactions	(7,426)

Net realized gain on investments, securities sold short, and foreign currency transactions	13,541,361

Net change in unrealized appreciation/depreciation:
on investments	1,455,395
on foreign currency translations	(2,412)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,452,983

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	14,994,344

Net Increase in Net Assets Resulting from Operations	14,445,476

Total Distributions to Preferred Shareholders	(3,763,226)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$10,682,250

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(548,868)	$(531,183)
Net realized gain on investments, securities sold short, and foreign currency transactions	13,541,361	14,052,331
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,452,983	21,935,472

Net Increase in Net Assets Resulting from Operations	14,445,476	35,456,620

Distributions to Preferred Shareholders:
Net realized short term gain	(755,611)	(435,336)
Net realized long term gain	(3,007,615)	(1,852,421)

Total Distributions to Preferred Shareholders	(3,763,226)	(2,287,757)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	10,682,250	33,168,863

Distributions to Common Shareholders:
Net realized short term gain	(2,033,000)	(2,075,013)
Net realized long term gain	(8,092,097)	(9,092,591)

Total Distributions to Common Shareholders	(10,125,097)	(11,167,604)

Fund Share Transactions:
Increase in net assets from common shares issued in rights offering	—	44,869,842
Offering costs for preferred shares charged to paid-in capital	—	(1,435,353)
Net decrease from repurchase of common shares	(1,040,516)	—
Offering costs for common shares charged to paid-in capital	(14,724)	(343,232)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(1,055,240)	43,091,257

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(498,087)	65,092,516

Net Assets Attributable to Common Shareholders:
Beginning of year	234,595,480	169,502,964

End of year (including undistributed net investment income of $0 and $0, respectively)	$234,097,393	$234,595,480

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012		2011
Operating Performance:
Net asset value, beginning of year	$11.76		$11.33	$9.55	$8.51		$8.47

Net investment income/(loss)	(0.03)		0.01	0.04	0.05		0.01
Net realized and unrealized gain on investments, and foreign currency transactions	0.75		2.04	3.53	2.25		0.95

Total from investment operations	0.72		2.05	3.57	2.30		0.96

Distributions to Preferred Shareholders: (a)
Net investment income	—		—	(0.01)	(0.00	)(b)	—
Net realized short term/long term gain	(0.19)		(0.13)	(0.12)		(0.15)	(0.16)

Total distributions to preferred shareholders	(0.19)		(0.13)	(0.13)		(0.15)	(0.16)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.53		1.92	3.44	2.15		0.80

Distributions to Common Shareholders:
Net investment income	—		—	(0.01)		(0.05)	—
Net realized short term/long term gain	(0.51)		(0.62)	(0.90)		(1.04)	—
Return of capital	—		—	—		(0.02)	—

Total distributions to common shareholders	(0.51)		(0.62)	(0.91)		(1.11)	—

Fund Share Transactions:
Increase in net asset value for repurchase of common share	0.01		—	—	—		—
Decrease in net asset value from common shares issued in rights offering	—		(0.77)	(0.72)	—		(0.72)
Offering costs for preferred shares charged to paid-in capital	—		(0.08)	—	—		—
Offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.02)	(0.03)	(0.00	)(b)	(0.04)

Total Fund share transactions	0.01		(0.87)	(0.75)	(0.00	)(b)	(0.76)

Net Asset Value Attributable to Common Shareholders, End of Year	$11.79		$11.76	$11.33	$9.55		$8.51

NAV total return †	4.55%		16.98%	36.86%		25.37%	8.80%

Market value, end of year	$10.25		$10.42	$10.38	$8.62		$7.14

Investment total return ††	3.14%		10.39%	35.99%		36.33%	6.68%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$299,097		$299,595	$199,503	$137,181	$125,576
Net assets attributable to common shares, end of year (in 000’s)	$234,097		$234,595	$169,503	$107,181	$95,576
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions		(0.22)%	(0.27)%	0.02%	0.56%	(0.44)%
Ratio of operating expenses to average net assets attributable to common shares	1.60	%(c)	1.63%	1.71%	1.94%	2.22%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.26	%(d)	1.36%	1.41%	1.52%	1.66%
Portfolio turnover rate		52.4%	43.5%	52.1%	46.6%	66.2%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$30,000		$30,000	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	1,200		1,200	1,200	1,200	1,200
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00
Average market value (e)	$25.96		$25.85	$26.47	$27.46	$26.34
Asset coverage per share(f)	$115.04		$115.23	$166.25	$114.32	$104.65
5.875% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$35,000		$35,000	—	—	—
Total shares outstanding (in 000’s)	1,400		1,400	—	—	—
Liquidation preference per share	$25.00		$25.00	—	—	—
Average market value (e)	$26.09		$25.37	—	—	—
Asset coverage per share(f)	$115.04		$115.23	—	—	—
Asset Coverage(g)		460%	461%	665%	457%	419%

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.
††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. In the year ended December 31, 2015, there was no impact on this expense ratio.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%.
(e)	Based on weekly prices.
(f)	Asset coverage per share is calculated by combining all series of preferred shares.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$275,939,233	—	—	$275,939,233
Preferred Stocks(a)	—	—	$ 8,273	8,273
Rights(a)	—	—	33,600	33,600
Warrants(a)	—	$ 449	—	449
U.S. Government Obligations	—	24,280,823	—	24,280,823
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$275,939,233	$24,281,272	$41,873	$300,262,378

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2015, the Fund held no investments in forward foreign exchange contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2015, there were no short sales outstanding. For the year ended December 31, 2015, the Fund incurred $1,165 in service fees related to its investment positions short and held by the broker. The amount is included in the Statement of Operations under Expenses Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest without limit in restricted securities. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at December 31, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and short term gain netted against current year operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease undistributed net investment loss by $508,146 and to increase distributions in excess of net realized gain on investments and foreign currency transactions by $508,146.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.875% Series B Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,033,000	$755,611	$2,194,552	$449,568
Net long term capital gains	8,092,097	3,007,615	8,973,052	1,838,189

Total distributions paid	$10,125,097	$3,763,226	$11,167,604	$2,287,757

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$85,984
Net unrealized appreciation on investments and foreign currency translations	77,716,006
Other temporary differences*	(42,047)

Total	$77,759,943

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$222,537,222	$83,874,690	$(6,149,534)	$77,725,156

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $20,331 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,930.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015, the Fund accrued $180,243 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $145,941,965 and $158,961,236, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value

$0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 94,048 shares in the open market at a cost of $1,040,516 and an average discount of approximately 11.53% from its NAV. There were no common shares repurchased during the year ended December 31, 2014.

Transactions in common stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in rights offering	—	—	4,985,538	$44,869,842
Net decrease from repurchase of common shares	(94,048)	$(1,040,516)	—	—

Total	(94,048)	$(1,040,516)	4,985,538	$44,869,842

The Fund filed a $200 million shelf registration statement with the SEC that went effective May 16, 2014, enabling the Fund to offer additional common and preferred shares.

On June 17, 2013, the Fund distributed one transferable right for each of the 11,217,460 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2013, the Fund issued 3,739,154 common shares receiving proceeds of $33,279,402, after the deduction of offering expenses of $372,984. The NAV per share of the Fund was reduced by approximately $0.75 per share as a result of the issuance of shares below NAV.

On June 3, 2014, the Fund distributed one transferable right for each of the 14,956,614 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share authorized by the Board in accordance with the offering document. On July 16, 2014, the Fund issued 4,985,538 common shares receiving net proceeds of $44,533,886, after the deduction of offering expenses of $335,956. The NAV per share of the Fund was reduced by approximately $0.77 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of Series A Preferred. The Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2015, the Fund did not repurchase any of the Series A Preferred. At December 31, 2015, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $19,200.

On September 24, 2014, the Fund received net proceeds of $33,564,647 (after underwriting discounts of $1,102,500 and offering expenses of $332,853) from the public offering of 1,400,000 shares of Series B Preferred. Commencing September 24, 2019 and at any time thereafter, the Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the period ended December 31, 2015, the Fund did not repurchase any of the Series B Preferred. At December 31, 2015, 1,400,000 Series B Preferred were outstanding and accrued dividends amounted to $22,847.

The following table summarizes the Preferred Share information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/15	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 12/31/15	Accrued Dividend at 12/31/15

A 5.760%	August 20, 2010	1,200,000	1,200,000	$28,725,173	Fixed Rate	5.760%	$19,200
B 5.875%	September 24, 2014	1,400,000	1,400,000	33,564,647	Fixed Rate	5.875%	22,847

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events of the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Healthcare & WellnessRx Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Healthcare & WellnessRx Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Healthcare & WellnessRx Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Healthcare & WellnessRx Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]

INTERESTED TRUSTEE[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 2007**	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT TRUSTEES[6]:

Anthony J. Colavita[4] Trustee Age: 80	Since 2007***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Trustee Age: 77	Since 2007*	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 72	Since 2007**	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert Kolodny, MD Trustee Age: 71	Since 2007***	2	Physician; Principal of KBS Management LLC (investment adviser); General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., Kolodny Family Limited Partnership (private investment partnerships); Medical Director and Chairman of the Board of the Behavioral Medicine Institute	—

Kuni Nakamura Trustee Age: 47	Since 2012*	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris Trustee Age: 81	Since 2007**	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Trustee Age: 70	Since 2007***	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Agnes Mullady President Age: 57	Since 2007	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Joseph H. Egan Treasurer Age: 71	Since 2015	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex.

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President Age: 49	Since 2007	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Wayne C. Pinsent, CFA Vice President and Ombudsman Age: 30	Since 2011	Vice President and Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since 2010; Marketing for GAMCO Investors Inc. 2008-2010

Adam E. Tokar Vice President Age: 35	Since 2007	Vice President of the Fund; Vice President and Ombudsman of The Gabelli Global Utility and Income Trust since 2011; Assistant Vice President and Ombudsman of the Fund 2007-2010

David I. Schachter Vice President Age: 62	Since 2007	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Shares.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income	Long-Term Capital Gains	Dividend Reinvestment Price
Common Shares
	03/24/15	03/17/15	$0.12000	$0.02150	$0.09850	$11.21850
	06/23/15	06/16/15	0.13000	0.02640	0.10360	11.32130
	09/23/15	09/16/15	0.13000	0.02640	0.10360	10.27810
	12/18/15	12/11/15	0.13000	0.02640	0.10360	10.15770

			$0.51000	$0.10070	$0.40930
5.760% Series A Cumulative Preferred Shares

	03/26/15	03/19/15	$0.36000	$0.06450	$0.29550
	06/26/15	06/19/15	0.36000	0.07310	0.28690
	09/28/15	09/21/15	0.36000	0.07310	0.28690
	12/28/15	12/18/15	0.36000	0.07310	0.28690

			$1.44000	$0.28380	$1.15620
5.875% Series B Cumulative Preferred Shares

	03/26/15	03/19/15	$0.36719	$0.06576	$0.30142
	06/26/15	06/19/15	0.36719	0.07454	0.29265
	09/28/15	09/21/15	0.36719	0.07454	0.29265
	12/28/15	12/18/15	0.36719	0.07454	0.29265

			$1.46875	$0.28937	$1.17938

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2015 tax returns. Ordinary distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the fiscal year ended December 31, 2015 were $11,099,712, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2015, the Fund paid to common, 5.760% Series A Cumulative Preferred, and 5.875% Series B Cumulative Preferred shareholders ordinary income dividends of $0.10070, $0.28380, and $0.28937 per share, respectively. For 2015, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 99.64% of the ordinary income distribution was deemed qualified dividend income, and 0.00% of ordinary income distribution was qualified interest income. The Fund designates 100% of the ordinary income distribution as qualified short-term capital gain pursuant to the American Jobs Creation Act of 2004. The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Government securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 8.12%.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

	Investment Income (b)	Short-Term Capital Gains (b)	Long-Term Capital Gains	Return of Capital (c)	Total Distributions	Adjustment to Cost Basis (d)
Common Shares
2015	—	$0.10070	$0.40930	—	$0.51000	—
2014	—	0.11520	0.50480	—	0.62000	—
2013	$0.00890	0.22580	0.67530	—	0.91000	—
2012	0.04784	0.27724	0.76208	$0.02284	1.11000	$0.02284
2011	—	—	—	—	—	—
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
2008	0.01140	0.03860	—	—	0.05000	—
2007	0.01150	0.03850	—	—	0.05000	—

5.760% Series A Cumulative Preferred Shares
2015	—	$0.28380	$1.15620	—	$1.44000
2014	—	0.27160	1.16840	—	1.44000
2013	$0.01400	0.35720	1.06880	—	1.44000
2012	0.06060	0.35160	1.02780	—	1.44000
2011	—	—	1.44000	—	1.44000
2010	—	0.50800	—	—	0.50800

5.875% Series B Cumulative Preferred Shares
2015	—	$0.28937	$1.17938	—	$1.46875
2014	—	0.07337	0.30198	—	0.37535

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income for Federal tax purposes.

(c)	Non-taxable.

(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Healthcare & WellnessRx Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842–3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRx Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center

Rye, NY 10580-1422

t    800-GABELLI (800-422-3554)

f    914-921-5118

e   info@gabelli.com

     GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Robert C. Kolodny, MD

Physician,

Principal of KBS

Management LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Agnes Mullady

President

Joseph H. Egan

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Wayne C. Pinsent, CFA

Vice President & Ombudsman

David I. Schachter

Vice President

Adam E. Tokar

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GRX Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,900 for 2014 and $31,827 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $50,000 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,480 for 2014 and $3,584 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent services provided in review of registration statements and preferred share offerings.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

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committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

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The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	21.1B	5	4.4B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

2. Kevin V. Dreyer	Registered Investment Companies:	6	5.2B	2	2.3B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	345	1.1B	1	11.5M

3. Jeff Jonas	Registered Investment Companies:	3	5.0B	1	2.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	66	111.4M	2	23.9M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.  Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS.  Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, and Jeffrey J. Jonas each owned over $1,000,000, $50,001 - $100,000 and $100,001- $500,000, respectively, of shares of the Trust as of December 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15 through 07/31/15	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,852,504 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #2 08/01/15 through 08/31/15	Common – 4,400 Preferred Series A – N/A Preferred Series B – N/A	Common – $11.2073 Preferred Series A – N/A Preferred Series B – N/A	Common – 4,400 Preferred Series A – N/A Preferred Series B – N/A	Common – 19,852,504 – 4,400 = 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #3 09/01/15 through 09/30/15	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #4 10/01/15 through 10/31/15	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #5 11/01/15 through 11/30/15	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #6 12/01/15 through 12/31/15	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Total	Common – 4,400 Preferred Series A – N/A Preferred Series B – N/A	Common – $11.2073 Preferred Series A – N/A Preferred Series B – N/A	Common – 4,400 Preferred Series A – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph Egan
Joseph Egan, Principal Financial Officer

Date 3/9/2016

* Print the name and title of each signing officer under his or her signature.